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                                                                   EXHIBIT 10.33

                               SECOND AMENDMENT TO
                            ASSET PURCHASE AGREEMENT


         This Second Amendment to Asset Purchase Agreement (the "Amendment") is made and entered as of this 25th day of November, 2002 by and among Pak-Sak Industries, Inc., a Michigan corporation ("Seller"), Maxco, Inc., a Michigan Corporation ("Seller Shareholder" or "Shareholder") ("Seller Shareholder or "Shareholder, together with "Seller", "Seller Parties"), P-S Business Acquisition Inc., a Michigan corporation ("BusinessCo") and P&D Real Estate, LLC, a Michigan limited liability company ("Real EstateCo") (BusinessCo and Real EstateCo are referred herein together as "Buyer", and Packaging Personified, Inc., an Illinois corporation ("Guarantor," together with Buyer, "Buyer Parties").

                                    RECITALS

         WHEREAS, the parties have entered, into that certain Asset Purchase Agreement dated as of September 27, 2002, as amended by that certain First Amendment to Asset Purchase Agreement dated October 30, 2002 ( together the "Original Agreement") pursuant to which Seller has offered to sell, and BusinessCo and Real EstateCo have agreed to purchase, substantially all of Seller's property and assets relating to the Business and to assume certain liabilities in connection with the Business; and

         WHEREAS, both the Buyer Parties and the Seller Parties wish to amend the Original Agreement, to provide that (i) the closing of BusinessCo's purchase of the Personal Property, the Receivables, the Inventory and Seller's prepaid expenses, as well as BusinessCo's assumption of Assumed Liabilities, shall take place on November 25, 2002, and (ii) the closing of Real EstateCo's purchase of the Real Estate shall take place on a date after November 25, 2002, following the Buyer Parties' receipt of certain environmental testing and sampling results of the Real Estate.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS



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         Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given to them in the Original
Agreement

2.       INITIAL PURCHASE PRICE

         Section 4.a. of the Original Agreement is hereby amended to read in its entirety as follows:

                  "a. Initial Purchase Price. The purchase price to be paid by Buyer to Seller for the Purchased Assets at the Closing (the "Initial Purchase Price") shall be equal to:

                           (i) $1,006,303 (which is the agreed upon value for the Personal Property), plus

                           (ii) Seller's Closing Date book value of Receivables (less any related reserve for doubtful accounts), plus

                           (iii) Seller's and Buyer's good-faith estimate of the Closing Date Inventory value (less any reserve for obsolete or unsaleable inventory), plus

                           (iv) Seller's Closing Date book value of prepaid expenses (provided that such prepaid expenses relate to the Purchased Assets), less

                           (v) an agreed upon discount of $300,000 (allocated to the Personal Property as set forth on Schedule 4.D), less

                           (vi) Seller's Closing Date book value of the Assumed Liabilities, the dollar amount of which shall not exceed the dollar amount of the purchased Receivables.

                           The Initial Purchase Price shall be paid by Buyer in full at the Closing, and shall be subject to the Escrow Account provisions set forth in Section 4.b of this Agreement and the post-closing adjustment provisions set forth in Section 4.c of this Agreement. Buyer shall deliver to Seller the amount determined under this Section by cashier's check or wire transfer ("Readily Available Funds") at Closing."

3.       REAL ESTATE PURCHASE AGREEMENT

         Section 5.a. of the Original Agreement is hereby amended to read in its entirety as follows:




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                  "a.      Real Estate Purchase Agreement. The real estate
                           located at 122 South Aspen Street, Sparta, Michigan, shall be purchased by Real EstateCo pursuant to an agreement in the form attached hereto as Exhibit A, as amended by an amendment in the form attached hereto as Exhibit A-1 (together, the "Amended Real Estate Purchase Agreement")."
4.       CLOSING

         Section 10.a. of the Original Agreement is hereby amended to read in its entirety as follows:

         "a. Closing. The closing of the purchase by BusinessCo of the Personal Property, the Receivables, the Inventory and the prepaid expenses and the assumption of the Assumed Liabilities as contemplated in this Agreement (the "Closing") shall take place at the offices of Warren Cameron Faust & Asciutto, P.C. at 10:00 a.m. on November 25, 2002 or at such other place and/or on such other date as the parties may agree upon (the "Closing Date")." The closing of the purchase by Real EstateCo. of the Real Estate (the "real Estate Closing") shall occur in accordance with the terms of Amended Real Estate Purchase Agreement."

5.       NO FURTHER AMENDMENTS

         Except as otherwise expressly set forth herein, this Amendment does not otherwise modify or amend any of the terms of the Original Agreement.

6.       FACSIMILE EXECUTION, COUNTERPARTS

         This Amendment may be executed via facsimile and in counterparts, each of which shall be deemed an original, and as so executed shall constitute one agreement.

                            [signature page follows]





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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                              SELLER:

                                              Pak-Sak Industries, Inc.

                                              By: /s/ Richard G. Johns
                                                  ------------------------------
                                                       Richard G. Johns
                                                       Its:  President

                                              SELLER SHAREHOLDER:

                                              Maxco, Inc.

                                              By: /s/ Max A. Coon
                                                  ------------------------------
                                                       Max A. Coon
                                              Its:     President

                                              BUYER

                                              P-S Business Acquisition, Inc.

                                              By: /s/ Dominic Imburgia
                                                  ------------------------------
                                                       Dominic Imburgia,
                                                       Its:  President

                                              P&D Real Estate, LLC

                                              By: /s/ Dominic Imburgia
                                                  ------------------------------
                                                       Dominic Imburgia
                                                       Its:  Manager

                                              GUARANTOR:

                                              Packaging Personified, Inc.

                                              By: /s/ Dominic Imburgia
                                                  ------------------------------
                                                       Dominic Imburgia
                                                       Its: President

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